UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 12, 2022

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10	VZ	New York Stock Exchange
Common Stock, par value $0.10	VZ	The NASDAQ Global Select Market
1.625% Notes due 2024	VZ24B	New York Stock Exchange
4.073% Notes due 2024	VZ24C	New York Stock Exchange
0.875% Notes due 2025	VZ25	New York Stock Exchange
3.250% Notes due 2026	VZ26	New York Stock Exchange
1.375% Notes due 2026	VZ26B	New York Stock Exchange
0.875% Notes due 2027	VZ27E	New York Stock Exchange
1.375% Notes due 2028	VZ28	New York Stock Exchange
1.125% Notes due 2028	VZ28A	New York Stock Exchange
2.350% Fixed Rate Notes due 2028	VZ28C	New York Stock Exchange
1.875% Notes due 2029	VZ29B	New York Stock Exchange
0.375% Notes due 2029	VZ29D	New York Stock Exchange
1.250% Notes due 2030	VZ30	New York Stock Exchange
1.875% Notes due 2030	VZ30A	New York Stock Exchange
2.625% Notes due 2031	VZ31	New York Stock Exchange
2.500% Notes due 2031	VZ31A	New York Stock Exchange
3.000% Fixed Rate Notes due 2031	VZ31D	New York Stock Exchange
0.875% Notes due 2032	VZ32	New York Stock Exchange
0.750% Notes due 2032	VZ32A	New York Stock Exchange
1.300% Notes due 2033	VZ33B	New York Stock Exchange
4.750% Notes due 2034	VZ34	New York Stock Exchange
3.125% Notes due 2035	VZ35	New York Stock Exchange
1.125% Notes due 2035	VZ35A	New York Stock Exchange
3.375% Notes due 2036	VZ36A	New York Stock Exchange
2.875% Notes due 2038	VZ38B	New York Stock Exchange
1.875% Notes due 2038	VZ38C	New York Stock Exchange
1.500% Notes due 2039	VZ39C	New York Stock Exchange
3.500% Fixed Rate Notes due 2039	VZ39D	New York Stock Exchange
1.850% Notes due 2040	VZ40	New York Stock Exchange
3.850% Fixed Rate Notes due 2041	VZ41C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting of Shareholders of Verizon Communications Inc. held on May 12, 2022, the following items were submitted to a vote of shareholders.

The number of shares of common stock present at the meeting was 3,496,373,314 or 83.25% of the shares of common stock outstanding on March 14, 2022, the record date for the meeting.

(a)	The following nominees were elected to serve on the Board of Directors:

Name of Nominee	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes

Shellye Archambeau	2,674,186,948	92,011,078	37,403,751	692,771,537
Roxanne Austin	2,713,162,891	75,377,926	15,060,960	692,771,537
Mark Bertolini	2,734,455,865	52,524,971	16,620,941	692,771,537
Melanie Healey	2,689,386,254	98,581,918	15,633,605	692,771,537
Laxman Narasimhan	2,749,913,390	36,755,553	16,932,834	692,771,537
Clarence Otis, Jr.	2,583,119,193	204,493,283	15,989,301	692,771,537
Daniel Schulman	2,689,706,408	97,235,045	16,660,324	692,771,537
Rodney Slater	2,669,303,833	117,057,042	17,240,902	692,771,537
Carol Tomé	2,755,338,584	32,492,050	15,771,143	692,771,537
Hans Vestberg	2,549,485,090	228,058,132	26,058,555	692,771,537
Gregory Weaver	2,739,903,837	46,576,502	17,121,438	692,771,537

(b)

The proposal regarding the advisory vote to approve executive compensation was approved with 2,511,198,875 votes for, 268,256,845 votes against, 24,146,057 abstentions and 692,771,537 broker non-votes.

(c)	The appointment of Ernst & Young LLP as independent registered public accounting firm for 2022 was ratified with 3,311,774,338 votes for, 171,087,976 votes against and 13,511,002 abstentions.

(d)	The shareholder proposal regarding a report on charitable contributions was defeated with 157,344,797 votes for, 2,615,229,027 votes against, 31,027,953 abstentions and 692,771,537 broker non-votes.

(e)	The shareholder proposal regarding an amendment to the clawback policy was defeated with 1,004,221,982 votes for, 1,709,723,263 votes against, 89,656,532 abstentions and 692,771,537 broker non-votes.

(f)

The shareholder proposal regarding shareholder ratification of annual equity awards was defeated with 1,198,748,932 votes for, 1,522,233,253 votes against, 82,619,592 abstentions and 692,771,537 broker non-votes.

(g)	The shareholder proposal regarding business operations in China was defeated with 121,040,779 votes for, 2,568,899,460 votes against, 113,661,538 abstentions and 692,771,537 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIZON COMMUNICATIONS INC.

Date: May 17, 2022	By	/s/ William L. Horton, Jr.
William L. Horton, Jr.
Senior Vice President, Deputy General Counsel and Corporate Secretary